UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 10, 2015

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-36743 (Commission File Number)	94-2404110 (IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (the “Company”) was held on March 10, 2015. At the Annual Meeting, the Company’s shareholders voted on the following six proposals and cast their votes as described below.

1. The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
Tim Cook	3,345,273,774	19,035,736	5,903,296	1,502,570,664
Al Gore	3,261,713,739	100,103,695	8,395,372	1,502,570,664
Bob Iger	3,348,183,764	17,772,809	4,256,233	1,502,570,664
Andrea Jung	3,251,098,802	114,242,399	4,871,605	1,502,570,664
Art Levinson	3,307,581,958	54,730,768	7,900,080	1,502,570,664
Ron Sugar	3,333,351,056	31,515,474	5,346,276	1,502,570,664
Sue Wagner	3,347,388,390	17,857,090	4,967,326	1,502,570,664

2. A management proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
4,842,005,841	18,891,324	11,886,305	0

3. An advisory resolution to approve executive compensation, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
2,485,393,490	844,849,349	39,969,967	1,502,570,664

4. A management proposal to amend the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase by 50,000,000 the number of shares of the Company’s common stock authorized for issuance under the Purchase Plan, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
3,328,288,563	32,006,980	9,917,263	1,502,570,664

A copy of the amended and restated Purchase Plan is filed as Exhibit 10.1 hereto.

5. A shareholder proposal entitled “Risk Report,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
47,781,336	2,971,046,150	351,385,320	1,502,570,664

6. A shareholder proposal entitled “Proxy Access for Shareholders,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,314,981,629	2,036,262,112	18,969,065	1,502,570,664

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Employee Stock Purchase Plan, as amended and restated as of March 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Inc.

Date: March 13, 2015	By:	/s/ D. Bruce Sewell
D. Bruce Sewell
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Employee Stock Purchase Plan, as amended and restated as of March 10, 2015.